XING Property Right Certificate (Gaoxing) No. **LJGF2049**

Pursuant to laws and statutes such as the *Constitution of the People's Republic of China* and *Urban Property Administration Law of the People's Republic of China*, in order to protect the legal rights and interests of the owner of the property right, the owner's request for registration regarding the property right specified hereof has been reviewed, verified, and therefore presented this certificate.

Issuing Agency (Seal)

XINGGUO COUNTY PEOPLE'S GOVERNMENT

Produced Under Supervision of the Construction Ministry of the People's Republic of China

Construction Registration Number: (unintelligible)

PROPERTY	Xingguo General Red Navel Orange Preservation Company

NOTES

OWNER	Limited
PROPERTY LOCATION	Mengshan Village in Gaoxing Township of Xingguo County

LOT NO.		PROPERTY TYPE	Joint-Stock Enterprise Property

PROPERTY CONDITION

BUILDING #	PROPERTY #	STRUCTURE	TOTAL # OF FLOORS	FLOOR OF PROPERTY	CONSTRUCTION AREA (M²)	PURPOSE OF DESIGN
		Brick-Concrete	5		1687.73	Dorms

JOINT OWNERS: TOTALLY PERSONS	CERTIFICATES FROM NO. TO NO.

SUMMARY OF LAND USE

LAND CERT. #	(2005)2B2905-051	NET AREA (M²)	39171.00
OWNERSHIP	State-owned	TERM OF USE	11/15/2005 to 11/1/2055

SUMMARY OF OTHER ESTABLISHED RIGHTS

ENTITLED PERSON	TYPE OF RIGHT	SCOPE OF RIGHT	VALUE OF RIGHT (¥)	DATE OF ESTABLISHMENT	DATE OF AGREEMENT	DATE OF CANCELLATION

East: Wall installed

South: Wall installed

West: Wall installed

North: Wall installed

Note: This certificate of the property specified hereof shall be in use along with Certificates LFGF2050, LJGF2052 and LJGF2051.

ISSUING AGENCY (SEAL):
Same as the Original Document (seal); Filing for Record (seal)

ISSUANCE DATE: August 30, 2007

Produced Under Supervision of the Construction Ministry of the People's Republic of China

Construction Registration Number: (unintelligible)

XING Property Right Certificate (Gaoxing) No. **LJGF2050**

Pursuant to laws and statutes such as the *Constitution of the People's Republic of China* and *Urban Property Administration Law of the People's Republic of China*, in order to protect the legal rights and interests of the owner of the property right, the owner's request for registration regarding the property right specified hereof has been reviewed, verified, and therefore presented this certificate.

Issuing Agency (Seal)

XINGGUO COUNTY PEOPLE'S GOVERNMENT

PROPERTY OWNER	Xingguo General Red Navel Orange Preservation Company Limited
PROPERTY LOCATION	Mengshan Village in Gaoxing Township of Xingguo County

LOT NO.		PROPERTY TYPE	Joint-Stock Enterprise Property

PROPERTY CONDITION	BUILDING #	PROPERTY #	STRUCTURE	TOTAL # OF FLOORS	FLOOR OF PROPERTY	CONSTRUCTION AREA (M²)	PURPOSE OF DESIGN
			Steel-Framed	1		11130.88	Plant

JOINT OWNERS: TOTALLY PERSONS | CERTIFICATES FROM NO. TO NO.

SUMMARY OF LAND USE

LAND CERT. #	(2005)2B2905-051	NET AREA (M²)	39171.00
OWNERSHIP	State-owned	TERM OF USE	11/15/2005 to 11/1/2055

SUMMARY OF OTHER ESTABLISHED RIGHTS

ENTITLED PERSON	TYPE OF RIGHT	SCOPE OF RIGHT	VALUE OF RIGHT (¥)	DATE OF ESTABLISHMENT	DATE OF AGREEMENT	DATE OF CANCELLATION

NOTES

East: Wall installed

South: Wall installed

West: Wall installed

North: Wall installed

Note: This certificate of the property specified hereof shall be in use along with Certificates LFGF2049, LJGF2052 and LJGF2051.

ISSUING AGENCY (SEAL):
Same as the Original Document (seal); Filing for Record (seal)

ISSUANCE DATE: August 30, 2007

Produced Under Supervision of the Construction Ministry of the People's Republic of China

Construction Registration Number: (unintelligible)

XING Property Right Certificate (Gaoxing) No. **LJGF2051**

Pursuant to laws and statutes such as the *Constitution of the People's Republic of China* and *Urban Property Administration Law of the People's Republic of China*, in order to protect the legal rights and interests of the owner of the property right, the owner's request for registration regarding the property right specified hereof has been reviewed, verified, and therefore presented this certificate.

Issuing Agency (Seal)

XINGGUO COUNTY PEOPLE'S GOVERNMENT

PROPERTY OWNER	Xingguo General Red Navel Orange Preservation Company Limited
PROPERTY LOCATION	Mengshan Village in Gaoxing Township of Xingguo County

LOT NO.		PROPERTY TYPE	Joint-Stock Enterprise Property

PROPERTY CONDITION	BUILDING #	PROPERTY #	STRUCTURE	TOTAL # OF FLOORS	FLOOR OF PROPERTY	CONSTRUCTION AREA (M^2)	PURPOSE OF DESIGN
			Brick-Concrete	1		417.58	Power Room

JOINT OWNERS: TOTALLY PERSONS	CERTIFICATES FROM NO. TO NO.

SUMMARY OF LAND USE

LAND CERT. #	(2005)2B2005-051	NET AREA (M^2)	39171.00
OWNERSHIP	State-owned	TERM OF USE	11/15/2005 to 11/1/2055

SUMMARY OF OTHER ESTABLISHED RIGHTS

ENTITLED PERSON	TYPE OF RIGHT	SCOPE OF RIGHT	VALUE OF RIGHT (¥)	DATE OF ESTABLISHMENT	DATE OF AGREEMENT	DATE OF CANCELLATION

NOTES

East: Wall installed

South: Wall installed

West: Wall installed

North: Wall installed

Note: This certificate of the property specified hereof shall be in use along with Certificates LJGF2050, LFGF2049, and LJGF2052.

ISSUING AGENCY (SEAL):
Same as the Original Document (seal); Filing for Record (seal)

ISSUANCE DATE: August 30, 2007

XING Property Right Certificate (Gaoxing) No. **LJGF2052**

Pursuant to laws and statutes such as the *Constitution of the People's Republic of China* and *Urban Property Administration Law of the People's Republic of China*, in order to protect the legal rights and interests of the owner of the property right, the owner's request for registration regarding the property right specified hereof has been reviewed, verified, and therefore presented this certificate.

Issuing Agency (Seal)

XINGGUO COUNTY PEOPLE'S GOVERNMENT

Produced Under Supervision of the Construction Ministry of the People's Republic of China

Construction Registration Number: (unintelligible)

PROPERTY OWNER	Xingguo General Red Navel Orange Preservation Company Limited
PROPERTY LOCATION	Mengshan Village in Gaoxing Township of Xingguo County

LOT NO.		PROPERTY TYPE	Joint-Stock Enterprise Property

PROPERTY CONDITION

BUILDING #	PROPERTY #	STRUCTURE	TOTAL # OF FLOORS	FLOOR OF PROPERTY	CONSTRUCTION AREA (M^2)	PURPOSE OF DESIGN
		Framework	5		2241.31	Office Building

JOINT OWNERS:	TOTALLY PERSONS	CERTIFICATES FROM NO.	TO NO.

SUMMARY OF LAND USE

LAND CERT. #	(2005)2B2905-051	NET AREA (M^2)	39171.00
OWNERSHIP	State-owned	TERM OF USE	11/15/2005 to 11/1/2055

SUMMARY OF OTHER ESTABLISHED RIGHTS

ENTITLED PERSON	TYPE OF RIGHT	SCOPE OF RIGHT	VALUE OF RIGHT (¥)	DATE OF ESTABLISHMENT	DATE OF AGREEMENT	DATE OF CANCELLATION

NOTES

East: Wall installed

South: Wall installed

West: Wall installed

North: Wall installed

Note: This certificate of the property specified hereof shall be in use along with Certificates LJGF2049, LFGF2050, and LJGF2051.

ISSUING AGENCY (SEAL):
Same as the Original Document (seal); Filing for Record (seal)

ISSUANCE DATE: August 30, 2007